                                                                    Exhibit 23.4

                      Consent of Independent Accountants


We consent to the inclusion in this registration statement on Form S-4 (File No.
333-     ) of our report dated January 30, 1998 on our audit of the financial statements of Patient's Choice Healthcare, Inc. as of December 31, 1997 and for the year then ended. We also consent to the reference to our firm under the caption "Independent Accountants."


                                          /s/ Crowe, Chizek and Company LLP


Columbus, Ohio
April 26, 1999